UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 7, 2015

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 7, 2015, Ferro Corporation (“Ferro”) completed its previously announced acquisition of Nubiola Pigmentos (“Nubiola”), a worldwide producer of specialty inorganic pigments, pursuant to the Agreement for the Sale and Purchase of Nubiola, dated April 29, 2015, (as amended by that certain Addendum thereto dated July 7, 2015). This amendment to Ferro’s Current Report on Form 8-K filed on July 9, 2015, (the “Initial Form 8-K”) is being filed to provide the financial statements described in Item 9.01 below, which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited combined financial statements of Nubiola as of and for the years ended December 31, 2014, 2013 and 2012 and related notes thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Ferro as of March 31, 2015, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014, and for the three months ended March 31, 2015, and the related notes thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)Exhibits.

Exhibit Number	Description
23.1	Consent of Grant Thornton, S.L.P.
99.1	Audited combined financial statements of Nubiola as of and for the years ended December 31, 2014, 2013 and 2012.
99.2

Unaudited pro forma condensed combined balance sheet of Ferro as of March 31, 2015, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014, and for the three months ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

By:  /s/ Jeffrey L. Rutherford________

Name: Jeffrey L. Rutherford

Title:   Vice President and Chief Financial Officer

September 22, 2015

Exhibit Index

Exhibit Number	Description
23.1	Consent of Grant Thornton, S.L.P.
99.1	Audited combined financial statements of Nubiola as of and for the years ended December 31, 2014, 2013 and 2012.
99.2

Unaudited pro forma condensed combined balance sheet of Ferro as of March 31, 2015, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014, and for the three months ended March 31, 2015.